UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 17, 2016

DIRECT INSITE CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20660	11-2895590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 East Broward Boulevard Suite 1550 Fort Lauderdale, Florida	33394
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (631) 873-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

Direct Insite Corp. (the “Company”) previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 23, 2015 that the Company was notified in November 2015 by Hewlett Packard Company (“HP”) that one of HP’s customers was terminating its contract with HP pursuant to which the Company provided services to such client, effective February 23, 2016.  The Company further disclosed in the Form 8-K that it was “in active negotiations with HP and HP’s customer to continue providing a portion, if not all, of the level of services historically provided subsequent to that date.”

The Company recently determined that despite its efforts to enter into a direct contractual relationship, the client decided to cease processing with the Company effective February 23, 2016.  As such, the Company does not expect to record revenue from this client after that date.

This client comprised 14.7% of the Company’s revenues for the nine months ended September 30, 2015, and 15.4% of the Company’s revenues for the twelve months ended December 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Direct Insite Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECT INSITE CORP.

Dated: February 18, 2016	By:	/s/ Lowell Rush
Lowell Rush
Chief Financial Officer